CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference of our report dated November 18, 1996, relating to the financial statements and financial highlights of Evergreen Fund (the "Fund") appearing in the Fund's September 30, 1996 Annual Report to Shareholders, which is also incorporated by reference, into the Prospectus and Statement of Additional Information constituting parts of Post-Effective Amendment No. 33 to the registration statement on Form N-1A of Evergreen Trust, which registration statement is also incorporated by reference in this registration statement on Form N-1A.

We also consent to the reference to us under the heading "Financial Highlights" in such Prospectus and under the headings "Independent Auditors" and "Financial Statements" in such Statement of Additional Information.



/s/ Price Waterhouse LLP
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York  10036
December 10, 1997



                      CONSENT OF INDEPENDENT ACCOUNTANTS



     We hereby consent to the incorporation by reference of our report dated August 26, 1997, relating to the financial statements and financial highlights of Evergreen Income and Growth (formerly Total Return) Fund (the "Fund") appearing in the Fund's July 31, 1997 Annual Report to Shareholders, which is also incorporated by reference, into the Prospectus and Statement of Additional Information constituting parts of Post- Effective Amendment No. 28 to the registration statement on Form N-1A of the Fund, which registration statement is also incorporated by reference in this registration statement on Form N-1A.

We also consent to the reference to us under the heading "Financial Highlights" in such Prospectus and under the headings "Independent Auditors" and "Financial Statements" in such Statement of Additional Information.



/s/ Price Waterhouse LLP
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York  10036
December 10, 1997



                      CONSENT OF INDEPENDENT ACCOUNTANTS



     We hereby consent to the incorporation by reference of our report dated November 18, 1996, relating to the financial statements and financial highlights of Evergreen Micro Cap (formerly Limited Market) Fund, Inc. (the "Fund") appearing in the Fund's September 30, 1996 Annual Report to Shareholders, which is also incorporated by reference, into the Prospectus and Statement of Additional Information constituting parts of Post-Effective Amendment No. 16 to the registration statement on Form N-1A of the Fund, which registration statement is also incorporated by reference in this registration statement on Form N-1A.

We also consent to the reference to us under the heading "Financial Highlights" in such Prospectus and under the headings "Independent Auditors" and "Financial Statements" in such Statement of Additional Information.



/s/ Price Waterhouse LLP
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York  10036
December 10, 1997



                      CONSENT OF INDEPENDENT ACCOUNTANTS



     We hereby consent to the incorporation by reference of our report dated November 18, 1996, relating to the financial statements and financial highlights of Evergreen Aggressive Growth Fund (the "Fund") appearing in the Fund's September 30, 1996 Annual Report to Shareholders, which is also incorporated by reference, into the Prospectus and Statement of Additional Information constituting parts of Post- Effective Amendment No. 33 to the registration statement on Form N-1A of Evergreen Trust, which registration statement is also incorporated by reference in this registration statement on Form N-1A.

We also consent to the reference to us under the heading "Financial Highlights" in such Prospectus and under the headings "Independent Auditors" and "Financial Statements" in such Statement of Additional Information.


/s/ Price Waterhouse LLP
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York  10036
December 10, 1997